UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  December 19, 2013

MedeFile International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-25126 D	85-0368333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Yamato Road Suite 1200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 912-3393

(Former name or former address, if changed since last report)
Copies to: Richard A. Friedman, Esq. Jeff Cahlon, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 23, 2013, MedeFile International, Inc. (the “Company”) entered into and closed a securities purchase agreement with accredited investors (the “Investors”) pursuant to which the Company sold an aggregate of 17,000,000 shares of common stock for an aggregate purchase price of $340,000. The Investors included Lyle Hauser, the Company’s majority stockholder and the brother of Kevin Hauser, the Company’s chief executive officer, who purchased 2,000,000 shares, and an additional existing stockholder who purchased 15,000,000 shares.

On December 23, 2013, the Company issued and sold a promissory note in the principal amount of $60,000 (the “Note”) to Lyle Hauser. The Note matures on December 23, 2014, bears interest at 10% per year, payable upon maturity, is secured by all of the assets of the Company, and is convertible into common stock at a conversion price per share equal to the lower of $0.10 or 80%of the closing bid price of the common stock on the last completed trading day immediately preceding receipt by the Company of the conversion notice.

On December 23, 2013, the Company entered into Amendment No. 1 to Lock-Up Agreement with Lyle Hauser, pursuant to which the full anti-dilution protection of Lyle Hauser was extended to December 31, 2016.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2013, Lyle Hauser, the majority stockholder of the Company, approved by written consent an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 500,000,000. As of December 19, 2013, Lyle Hauser owned 14,195,137 shares of common stock, representing 55.2% of the Company’s issued and outstanding shares of common stock

On December 19, 2013, the Company filed the certificate of amendment to increase its authorized shares of common stock from 100,000,000 to 500,000,000 with the Secretary of State of Nevada.

Item 5.07 Submission of Matters to a Vote of Security Holders.

See Item 5.03.

Item 9.01 Financial Statements and Exhibits

 (d)           Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation
10.1	Securities Purchase Agreement, dated December 23, 2013, between the Company and the Investors
10.2	Note, dated December 23, 2013
10.3	Amendment No. 1 to Lock-Up Agreement, dated December 23, 2013, between the Company and Lyle Hauser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDEFILE INTERNATIONAL, INC.

Date: December 26, 2013	By:	/s/ Kevin Hauser
Name: Kevin Hauser
Title: Chief Executive Officer

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